Exhibit 99.2

FINANCIAL SUPPLEMENT

As of June 30, 2011

Aspen Insurance Holdings Limited

This financial supplement is for information purposes only. It should be read in conjunction with other documents filed or to be filed by Aspen Insurance Holdings Limited with the United States Securities and Exchange Commission.

www.aspen.bm

Investor Contact:

Aspen Insurance Holdings Limited

Kerry Calaiaro, Senior Vice President, Investor Relations

T: +1 646-502-1076

email: kerry.calaiaro@aspen.bm

or

Noah Fields, Vice President, Investor Relations

T: +1 441-297-9382

email: noah.fields@aspen.bm

AHL: NYSE

ASPEN HOLDINGS INSURANCE LIMITED

ASPEN INSURANCE HOLDINGS LIMITED

Basis of Presentation

Definitions and presentation: All financial information contained herein is unaudited except for information for the fiscal year ended December 31, 2010. Unless otherwise noted, all data is in U.S. dollars millions, except for per share, percentage and ratio information.

In presenting Aspen’s results, management has included and discussed certain “non-GAAP financial measures”, as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen’s results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

Operating income (a non-GAAP financial measure): Operating income is an internal performance measure used by Aspen in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized and unrealized capital gains or losses, including realized and unrealized gains or losses on interest rate swaps, and after-tax net foreign exchange gains or losses including net realized and unrealized gains and losses from foreign exchange contracts.

Aspen excludes after-tax net realized and unrealized investment gains or losses, including realized and unrealized gains or losses on interest rate swaps, and after-tax net foreign exchange gains or losses including net realized and unrealized gains and losses from foreign exchange contracts from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. Aspen believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, Aspen believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Aspen’s results of operations in a manner similar to how management analyzes Aspen’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 27 for a reconciliation of operating income to net income.

Annualized Operating Return on Average Equity (“Operating ROE”) (a non-GAAP financial measure): Annualized Operating Return on Average Equity 1) is calculated using operating income, as defined above and 2) excludes from average equity, the average after-tax unrealized appreciation or depreciation on investments and the average after-tax unrealized foreign exchange gains or losses and the aggregate value of the liquidation preferences of our preference shares. Unrealized appreciation (depreciation) on investments is primarily the result of interest rate movements and changes in credit spreads, and the resultant impact on fixed income securities, and unrealized appreciation (depreciation) on foreign exchange is the result of exchange rate movements between the U.S. dollar and the Group’s non-functional currencies. Such appreciation (depreciation) is not related to management actions or operational performance (nor is it likely to be realized). Therefore, Aspen believes that excluding these unrealized appreciations (depreciations) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. Average equity is calculated as the arithmetic average on a monthly basis for the stated periods.

Aspen presents Operating ROE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 27 for a reconciliation of operating income to net income and page 7 for a reconciliation of average equity to closing shareholders’ equity.

Diluted Operating Earnings Per Share and Basic Operating Earnings Per Share (a non-GAAP financial measure): Aspen believes that the presentation of diluted operating earnings per share and basic operating earnings per share supports meaningful comparison from period to period and the analysis of normal business operations. Diluted operating earnings per share and basic operating earnings per share are calculated by dividing operating income by the diluted or basic weighted average number of shares outstanding for the period. See page 27 for a reconciliation of diluted and basic operating earnings per share to basic earnings per share.

Diluted book value per ordinary share (a non-GAAP financial measure): Aspen has included diluted book value per ordinary share as it takes into account the effect of dilutive securities; therefore, Aspen believes it is a better measure of calculating shareholder returns than book value per share. Please see page 25 for a reconciliation of diluted book value per share to basic book value per share.

Underwriting ratios (GAAP financial measures): Aspen, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of net claims and claims adjustment expenses to net premiums earned. The acquisition expense ratio is the ratio of underwriting expenses (commissions, premium taxes, licenses and fees, as well as other underwriting expenses) to net premiums earned. The general and administrative expense ratio is the ratio of general and administrative expenses to net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

GAAP combined ratios differ from U.S. statutory combined ratios primarily due to the deferral of certain third-party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general and administrative expense ratios.

Accident Year Loss Ratios (a non-GAAP financial measure): In addition to the underwriting ratios described above, management also uses accident year loss ratios to evaluate current underwriting performance. The accident year loss ratio excludes the effect of prior years’ premium adjustments and reserve developments. This ratio focuses on the relationship between current premiums earned and losses incurred related to the current year. Please see pages 13 and 14 for a reconciliation of accident year loss ratios to underwriting ratios calculated in accordance with U.S. GAAP.

ASPEN INSURANCE HOLDINGS LIMITED

Financial Highlights

	Three Months Ended June 30,				Six Months Ended June 30,
(in US$ millions except for percentages, share and per share amounts)	2011	2010	Change		2011	2010	Change
Gross written premium	$582.2	$545.4	6.7%		$1,253.5	$1,248.2	0.4%
Net written premium	$525.7	$538.8	(2.4%	)	$1,035.3	$1,118.9	(7.5%	)
Net earned premium	$459.8	$479.9	(4.2%	)	$912.2	$947.5	(3.7%	)
Net income/(loss) after tax	$10.2	$108.9	(90.6%	)	$(141.5)	$127.2	(211.2%	)
Operating income/(loss) after tax	$31.9	$105.0	(69.6%	)	$(128.7)	$111.1	(215.8%	)
Net investment income	$58.6	$57.5	1.9%		$114.1	$116.9	(2.4%	)
Underwriting (loss)/income	$(22.9)	$62.8	(136.5%	)	$(242.2)	$14.6	(1758.9%	)
Earnings Per Share and Book Value Per Share
Basic earnings per ordinary share
Net income/(loss) adjusted for preference share dividend and cancellation of preference shares	$0.06	$1.34	(95.5%	)	$(2.16)	$1.50	(244.0%	)
Operating income/(loss) adjusted for preference share dividend	$0.37	$1.29	(71.3%	)	$(1.98)	$1.30	(252.3%	)
Diluted earnings per ordinary share
Net income/(loss) adjusted for preference share dividend and cancellation of preference shares	$0.06	$1.28	(95.3%	)	$(2.16)	$1.43	(251.0%	)
Operating income/(loss) adjusted for preference share dividend	$0.36	$1.23	(70.7%	)	$(1.98)	$1.24	(259.7%	)
Weighted average number of ordinary shares outstanding (in millions of shares)	70.792	77.289	(8.4%	)	70.673	77.342	(8.6%	)
Diluted weighted average number of ordinary shares outstanding (in millions of shares)	73.569	80.727	(8.9%	)	70.673	80.706	(12.4%	)
Book value per ordinary share	$38.84	$38.46	1.0%		$38.84	$38.46	1.0%
Diluted book value per ordinary share (treasury stock method)	$37.43	$36.96	1.3%		$37.43	$36.96	1.3%
Ordinary shares outstanding at June 30, 2011 and June 30, 2010 (in millions of shares)	70.833	76.701	(7.7%	)
Ordinary shares outstanding and dilutive potential ordinary shares at June 30, 2011 and June 30, 2010 (in millions of shares)	73.492	79.831	(7.9%	)
Underwriting Ratios
Loss ratio	71.0%	57.7%			93.8%	69.2%
Policy acquisition cost ratio	18.9%	16.2%			18.4%	17.1%
General, administrative and corporate expense ratio	15.1%	13.0%			14.4%	12.1%
Expense ratio	34.0%	29.2%			32.8%	29.2%
Combined ratio	105.0%	86.9%			126.6%	98.4%
Return On Equity
Average equity (1)	$2,392.3	$2,543.6			$2,441.8	$2,580.1
Return on average equity
Net income/(loss) adjusted for preference share dividend	0.2%	4.1%			(6.3% )	4.5%
Operating income/(loss) adjusted for preference share dividend	1.1%	3.9%			(5.7% )	3.9%
Annualized return on average equity
Net income/(loss)	0.8%	16.4%			(12.6% )	9.0%
Operating income/(loss)	4.4%	15.6%			(11.4% )	7.8%

See pages 7, 25 and 27 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

1.	Average equity excludes the average after-tax unrealized appreciation or depreciation on investments, preference shares and average after-tax unrealized foreign exchange gains or losses.

ASPEN INSURANCE HOLDINGS LIMITED

Consolidated Statements of Operations — Quarterly

(in US$ millions except for percentages and per share amounts)	Q2 2011	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q1 2010
UNDERWRITING REVENUES
Gross written premiums	$582.2	$671.3	$412.8	$415.8	$545.4	$702.8
Premiums ceded	(56.5)	(161.7)	(17.6)	(38.8)	(6.6)	(122.7)

Net written premiums	525.7	509.6	395.2	377.0	538.8	580.1
Change in unearned premiums	(65.9)	(57.2)	104.5	74.7	(58.9)	(112.5)

Net earned premiums	459.8	452.4	499.7	451.7	479.9	467.6

UNDERWRITING EXPENSES
Losses and loss adjustment expenses	326.4	528.9	307.4	285.8	276.7	378.8
Policy acquisition expenses	86.7	81.4	90.6	75.6	77.8	84.5
General, administrative and corporate expenses	69.6	61.4	78.5	65.0	62.6	52.5

Total underwriting expenses	482.7	671.7	476.5	426.4	417.1	515.8

Underwriting (loss)/income including corporate expenses	(22.9)	(219.3)	23.2	25.3	62.8	(48.2)

OTHER OPERATING REVENUE
Net investment income	58.6	55.5	57.0	58.1	57.5	59.4
Interest expense	(7.7)	(7.7)	(4.8)	(3.9)	(4.0)	(3.8)

Total other operating revenue	50.9	47.8	52.2	54.2	53.5	55.6

Other income/(expense)	6.8	(8.1)	0.9	0.4	1.7	(0.9)

OPERATING INCOME/(LOSS) BEFORE TAX	34.8	(179.6)	76.3	79.9	118.0	6.5
OTHER
Net realized and unrealized exchange (losses)/gains (1)	(7.7)	2.9	(0.1)	3.4	(2.6)	1.5
Net realized and unrealized investment (losses)/gains (2)	(15.7)	8.5	19.7	19.8	5.6	12.3

INCOME/(LOSS) BEFORE TAX	11.4	(168.2)	95.9	103.1	121.0	20.3
Income tax (expense)/recovery	(1.2)	16.5	(3.2)	(10.3)	(12.1)	(2.0)

NET INCOME/(LOSS) AFTER TAX	10.2	(151.7)	92.7	92.8	108.9	18.3
Dividends paid on ordinary shares	(10.6)	(10.6)	(11.5)	(11.5)	(11.7)	(11.8)
Dividend paid on preference shares	(5.7)	(5.7)	(5.7)	(5.7)	(5.7)	(5.7)
Proportion of net loss due to non-controlling interest	0.2	0.2	0.2	0.1	—	—

Retained (loss)/income	$(5.9)	$(167.8)	$75.7	$75.7	$91.5	$0.8

Components of net income/(loss) after tax
Operating income/(loss)	$31.9	$(160.6)	$75.8	$72.0	$105.0	$6.1
Net realized and unrealized exchange (losses)/gains after tax	(4.8)	1.8	0.2	3.0	(1.3)	1.0
Net realized and unrealized investment (losses)/gains after tax	(16.9)	7.1	16.7	17.8	5.2	11.2

NET INCOME/(LOSS) AFTER TAX	$10.2	$(151.7)	$92.7	$92.8	$108.9	$18.3

Loss ratio	71.0%	116.9%	61.5%	63.3%	57.7%	81.0%
Policy acquisition expense ratio	18.9%	18.0%	18.1%	16.7%	16.2%	18.1%
General, administrative and corporate expense ratio	15.1%	13.6%	15.7%	14.4%	13.0%	11.2%
Expense ratio	34.0%	31.6%	33.8%	31.1%	29.2%	29.3%
Combined ratio	105.0%	148.5%	95.3%	94.4%	86.9%	110.3%
Basic earnings/(losses) per share (3)	$0.06	$(2.23)	$1.18	$1.14	$1.34	$0.16
Diluted earnings (losses) per share	$0.06	$(2.23)	$1.12	$1.08	$1.28	$0.16
Annualized return on average equity
Net income/(loss)	0.8%	(25.2% )	13.2%	13.2%	16.4%	2.0%
Operating income/(loss)	4.4%	(26.8% )	10.8%	10.0%	15.6%	—

See pages 7, 25 and 27 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

1.	Includes realized and unrealized foreign exchange gains and losses and realized and unrealized gains and losses on foreign exchange contracts.
2.	Includes realized and unrealized capital gains and losses and realized and unrealized gains and losses on interest rate swaps.
3.	Adjusted for preference share dividend and cancellation of preference shares.

ASPEN INSURANCE HOLDINGS LIMITED

Consolidated Statements of Operations — Year To Date

	Six Months Ended June 30,
(in US$ millions except for percentages)	2011	2010	2009
UNDERWRITING REVENUES
Gross written premiums	$1,253.5	$1,248.2	$1,171.1
Premiums ceded	(218.2)	(129.3)	(179.8)

Net written premiums	1,035.3	1,118.9	991.3
Change in unearned premiums	(123.1)	(171.4)	(115.4)

Net earned premiums	912.2	947.5	875.9

UNDERWRITING EXPENSES
Losses and loss adjustment expenses	855.3	655.5	485.5
Policy acquisition expenses	168.1	162.3	159.4
General, administrative and corporate expenses	131.0	115.1	108.4

Total underwriting expenses	1,154.4	932.9	753.3

Underwriting (loss)/income including corporate expenses	(242.2)	14.6	122.6

OTHER OPERATING REVENUE
Net investment income	114.1	116.9	131.4
Interest expense	(15.4)	(7.8)	(7.9)

Total other operating revenue	98.7	109.1	123.5

Other (expense)/income	(1.3)	0.8	(2.0)

OPERATING (LOSS)/INCOME BEFORE TAX	(144.8)	124.5	244.1
OTHER
Net realized and unrealized exchange (losses)/gains (1)	(4.8)	(1.1)	0.8
Net realized and unrealized investment (losses)/gains (2)	(7.2)	17.9	(7.4)

(LOSS)/INCOME BEFORE TAX	(156.8)	141.3	237.5
Income tax recovery/(expense)	15.3	(14.1)	(35.7)

NET (LOSS)/INCOME AFTER TAX	(141.5)	127.2	201.8
Dividends paid on ordinary shares	(21.2)	(23.5)	(24.6)
Dividends paid on preference shares	(11.4)	(11.4)	(12.7)
Proportion of net loss due to non-controlling interest	0.4	—	—

Retained (loss)/income	$(173.7)	$92.3	$164.5

Components of net income after tax
Operating (loss)/income	$(128.7)	$111.1	$209.5
Net realized and unrealized exchange (losses)/gains after tax	(3.0)	(0.3)	0.8
Net realized and unrealized investment (losses)/gains after tax	(9.8)	16.4	(8.5)

NET (LOSS)/INCOME AFTER TAX	$(141.5)	$127.2	$201.8

Loss ratio	93.8%	69.2%	55.4%
Policy acquisition expense ratio	18.4%	17.1%	18.2%
General, administrative and corporate expense ratio	14.4%	12.1%	12.4%
Expense ratio	32.8%	29.2%	30.6%
Combined ratio	126.6%	98.4%	86.0%

See pages 7, 25 and 27 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

1.	Includes realized and unrealized foreign exchange gains and losses and realized and unrealized gains and losses on foreign exchange contracts.
2.	Includes realized and unrealized capital gains and losses and realized and unrealized gains and losses on interest rate swaps.

ASPEN INSURANCE HOLDINGS LIMITED

Consolidated Balance Sheets

(in US$ millions except for per share amounts)	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
ASSETS
Investments
Fixed income maturities	$5,972.8	$5,896.1	$5,766.6	$5,963.1	$5,753.6	$5,661.8
Equity securities	178.1	173.5	—	—	—	—
Other investments	30.0	30.1	30.0	28.7	27.8	27.5
Short-term investments	202.8	187.6	289.7	299.5	304.3	251.9

Total investments	6,383.7	6,287.3	6,086.3	6,291.3	6,085.7	5,941.2
Cash and cash equivalents	1,074.1	1,116.9	1,179.1	914.3	726.1	701.4
Reinsurance recoverables
Unpaid losses	359.3	334.0	279.9	263.8	247.6	262.9
Ceded unearned premiums	146.2	167.4	62.4	43.4	106.2	210.2
Receivables
Underwriting premiums	1,054.3	940.0	821.7	880.7	981.0	914.0
Other	70.0	62.8	67.9	81.9	73.4	62.2
Funds withheld	81.9	86.3	83.3	79.0	83.5	73.6
Deferred policy acquisition costs	204.9	191.0	166.8	187.2	201.2	202.7
Derivatives at fair value	5.7	7.4	6.8	1.5	4.3	4.9
Receivable for securities sold	21.2	10.6	0.2	2.1	16.9	13.5
Office properties and equipment	45.0	38.6	34.8	32.3	28.4	27.6
Income tax receivable	17.2	5.2	—	—	—	6.3
Other assets	30.2	29.4	21.9	20.7	16.0	14.9
Intangible assets	20.5	20.7	21.0	21.4	11.5	12.0

Total assets	$9,514.2	$9,297.6	$8,832.1	$8,819.6	$8,581.8	$8,447.4

LIABILITIES
Insurance reserves
Losses and loss adjustment expenses	$4,391.7	$4,229.3	$3,820.5	$3,672.2	$3,485.7	$3,452.0
Unearned premiums	1,086.2	1,028.3	859.0	951.6	1,061.2	1,107.8

Total insurance reserves	5,477.9	5,257.6	4,679.5	4,623.8	4,546.9	4,559.8

Payables
Reinsurance premiums	181.6	226.9	113.7	141.9	159.3	193.2
Taxation	46.4	45.3	60.2	91.7	74.2	83.7
Accrued expenses and other payables	204.8	214.5	238.0	268.0	242.3	213.5
Liabilities under derivative contracts	—	3.5	—	3.8	5.6	7.4

Total payables	432.8	490.2	411.9	505.4	481.4	497.8

Long-term debt	498.9	498.8	498.8	249.7	249.6	249.6

Total liabilities	6,409.6	6,246.6	5,590.2	5,378.9	5,277.9	5,307.2

SHAREHOLDERS’ EQUITY
Ordinary shares	0.1	0.1	0.1	0.1	0.1	0.1
Non-controlling interest	0.1	0.3	0.5	0.6	—	—
Preference shares	—	—	—	—	—	—
Additional paid-in capital	1,388.2	1,388.2	1,388.3	1,561.5	1,566.2	1,565.0
Retained earnings	1,355.0	1,360.9	1,528.7	1,452.9	1,377.3	1,285.8
Accumulated other comprehensive income, net of taxes	361.2	301.5	324.3	425.6	360.3	289.3

Total shareholders’ equity	3,104.6	3,051.0	3,241.9	3,440.7	3,303.9	3,140.2

Total liabilities and shareholders’ equity	$9,514.2	$9,297.6	$8,832.1	$8,819.6	$8,581.8	$8,447.4

Book value per ordinary share	$38.84	$38.14	$40.96	$40.28	$38.46	$36.07

See pages 7, 25 and 27 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

ASPEN INSURANCE HOLDINGS LIMITED

Earnings Per Share and Book Value Per Share

	Three Months Ended		Six Months Ended
(in US$ except for number of shares)	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010
Basic earnings per ordinary share
Net income/(loss) adjusted for preference share dividend and cancellation of preference	$0.06	$1.34	$(2.16)	$1.50
Operating income/(loss) adjusted for preference share dividend	$0.37	$1.29	$(1.98)	$1.30
Diluted earnings per ordinary share
Net income/(loss) adjusted for preference share dividend and cancellation of preference shares	$0.06	$1.28	$(2.16)	$1.43
Operating income/(loss) adjusted for preference share dividend	$0.36	$1.23	$(1.98)	$1.24
Weighted average number of ordinary shares outstanding (in millions)	70.792	77.289	70.673	77.342
Weighted average number of ordinary shares outstanding and dilutive potential ordinary shares (in millions)	73.569	80.727	70.673	80.706
Book value per ordinary share	$38.84	$38.46	$38.84	$38.46
Diluted book value per ordinary share (treasury stock method)	$37.43	$36.96	$37.43	$36.96
Ordinary shares outstanding at end of the period (in millions)	70.833	76.701	70.833	76.701
Ordinary shares outstanding and dilutive potential ordinary shares at end of the period (treasury stock method) (in millions)	73.492	79.831	73.492	79.831

The basic and diluted number of ordinary shares for the six months ended June 30, 2011 are the same, as the inclusion of dilutive securities in a loss-making period would be anti-dilutive.

See pages 7, 25 and 27 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

ASPEN INSURANCE HOLDINGS LIMITED

Return On Average Equity

	Three Months Ended		Six Months Ended
(in US$ millions except for percentages)	June 30, 2011	June 30, 2010	June 30, 2011		June 30, 2010
Average shareholders’ equity	$3,077.8	$3,222.1	$3,120.9		$3,234.2
Average preference shares	(353.6)	(353.6)	(353.6)		(353.6)
Average cumulative foreign currency translation adjustments, net of taxes	(125.1)	(110.0)	(120.9)		(108.6)
Average unrealized (appreciation)/depreciation on investments, net of taxes	(206.8)	(214.9)	(204.6)		(191.9)

Average equity	$2,392.3	$2,543.6	$2,441.8		$2,580.1

Return on average equity:
Net (loss)/income adjusted for preference share dividend	0.2%	4.1%	(6.3%	)	4.5%
Operating (loss)/income adjusted for preference share dividend	1.1%	3.9%	(5.7%	)	3.9%
Annualized return on average equity:
Net (loss)/income	0.8%	16.4%	(12.6%	)	9.0%
Operating (loss)/income	4.4%	15.6%	(11.4%	)	7.8%
Components of return on average equity:
Return on average equity from underwriting activity (1)	(1.0% )	2.5%	(9.9%	)	0.6%
Return on average equity from investment and other activity (2)	2.2%	1.9%	3.5%		3.8%
Pre-tax operating (loss)/income return on average equity	1.2%	4.4%	(6.4%	)	4.4%
Post-tax operating (loss)/income return on average equity (3)	1.1%	3.9%	(5.7%	)	3.9%

See pages 25 and 27 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

1.	Calculated by using underwriting income.
2.	Calculated by using total other operating revenue and other income/expense adjusted for preference share dividend.
3.	Calculated by using operating income after-tax adjusted for preference share dividend.

ASPEN INSURANCE HOLDINGS LIMITED

Consolidated Underwriting Results by Operating Segment

	Three Months Ended June 30, 2011			Three Months Ended June 30, 2010
(in US$ millions except for percentages)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total
Gross written premiums	$288.0	$294.2	$582.2	$283.3	$262.1	$545.4
Net written premiums	256.9	268.8	525.7	279.1	259.7	538.8
Gross earned premiums	290.7	234.1	524.8	302.7	220.8	523.5
Net earned premiums	268.0	191.8	459.8	291.2	188.7	479.9
Losses and loss adjustment expenses	206.3	120.1	326.4	146.4	130.3	276.7
Policy acquisition expenses	49.1	37.6	86.7	47.3	30.5	77.8
General and administrative expenses	26.4	29.2	55.6	30.1	21.9	52.0

Underwriting (loss)/income	$(13.8)	$4.9	$(8.9)	$67.4	$6.0	$73.4

Net investment income			58.6			57.5
Net realized and unrealized investment (losses)/gains (1)			(15.7)			5.6
Corporate (expenses)			(14.0)			(10.6)
Other income			6.8			1.7
Interest (expenses)			(7.7)			(4.0)
Net realized and unrealized foreign exchange (losses) (2)			(7.7)			(2.6)

Income before income taxes			$11.4			$121.0
Income tax (expense)			(1.2)			(12.1)

Net income			$10.2			$108.9

Ratios
Loss ratio	77.0%	62.6%	71.0%	50.3%	69.1%	57.7%
Policy acquisition expense ratio	18.3%	19.6%	18.9%	16.2%	16.2%	16.2%
General and administrative expense ratio (3)	9.9%	15.2%	15.1%	10.3%	11.6%	13.0%
Expense ratio	28.2%	34.8%	34.0%	26.5%	27.8%	29.2%
Combined ratio	105.2%	97.4%	105.0%	76.8%	96.9%	86.9%

1.	Includes realized and unrealized capital gains and losses and realized and unrealized gains and losses from interest-rate swaps.
2.	Includes realized and unrealized foreign exchange gains and losses and realized and unrealized gains and losses on foreign exchange contracts.
3.	The total group general and administrative expense ratio includes the impact from corporate expenses.

ASPEN INSURANCE HOLDINGS LIMITED

Consolidated Underwriting Results by Operating Segment

	Six Months Ended June 30, 2011			Six Months Ended June 30, 2010
(in US$ millions except for percentages)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total
Gross written premiums	$725.1	$528.4	$1,253.5	$773.4	$474.8	$1,248.2
Net written premiums	645.3	390.0	1,035.3	740.4	378.5	1,118.9
Gross earned premiums	575.5	458.1	1,033.6	604.6	436.0	1,040.6
Net earned premiums	540.0	372.2	912.2	582.2	365.3	947.5
Losses and loss adjustment expenses	616.4	238.9	855.3	403.2	252.3	655.5
Policy acquisition expenses	98.5	69.6	168.1	99.7	62.6	162.3
General and administrative expenses	50.9	58.4	109.3	52.4	42.3	94.7

Underwriting (loss)/income	$(225.8)	$5.3	$(220.5)	$26.9	$8.1	$35.0

Net investment income			114.1			116.9
Net realized and unrealized investment (losses)/gains (1)			(7.2)			17.9
Corporate (expenses)			(21.7)			(20.4)
Other (expenses)/income			(1.3)			0.8
Interest (expenses)			(15.4)			(7.8)
Net realized and unrealized foreign exchange (losses) (2)			(4.8)			(1.1)

(Loss)/income before income tax			$(156.8)			$141.3
Income tax recovery/(expense)			15.3			(14.1)

Net (loss)/income			$(141.5)			$127.2

Ratios
Loss ratio	114.1%	64.2%	93.8%	69.3%	69.1%	69.2%
Policy acquisition expense ratio	18.2%	18.7%	18.4%	17.1%	17.1%	17.1%
General and administrative expense ratio (3)	9.4%	15.7%	14.4%	9.0%	11.6%	12.1%
Expense ratio	27.6%	34.4%	32.8%	26.1%	28.7%	29.2%
Combined ratio	141.7%	98.6%	126.6%	95.4%	97.8%	98.4%

1.	Includes realized and unrealized capital gains and losses and realized and unrealized gains and losses from interest-rate swaps.
2.	Includes realized and unrealized foreign exchange gains and losses and realized and unrealized gains and losses on foreign exchange contracts.
3.	The total group general and administrative expense ratio includes the impact from corporate expenses.

ASPEN INSURANCE HOLDINGS LIMITED

Reinsurance Segment — Quarterly Results

(in US$ millions except for percentages)	Q2 2011	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q1 2010
Gross written premiums	$288.0	$437.1	$152.8	$236.0	$283.3	$490.1
Net written premiums	256.9	388.4	148.5	229.6	279.1	461.3
Gross earned premiums	290.7	284.8	303.9	277.9	302.7	301.9
Net earned premiums	268.0	272.0	292.1	267.5	291.2	291.0
Net losses and loss adjustment expenses	206.3	410.1	146.8	143.5	146.4	256.8
Policy acquisition expenses	49.1	49.4	58.8	43.9	47.3	52.4
General and administrative expenses	26.4	24.5	32.8	27.1	30.1	22.3

Underwriting (loss)/income	$(13.8)	$(212.0)	$53.7	$53.0	$67.4	$(40.5)

Ratios
Loss ratio	77.0%	150.8%	50.3%	53.6%	50.3%	88.2%
Policy acquisition expense ratio	18.3%	18.2%	20.1%	16.4%	16.2%	18.0%
General and administrative expense ratio	9.9%	9.0%	11.2%	10.1%	10.3%	7.7%
Expense ratio	28.2%	27.2%	31.3%	26.5%	26.5%	25.7%
Combined ratio	105.2%	178.0%	81.6%	80.1%	76.8%	113.9%

ASPEN INSURANCE HOLDINGS LIMITED

Insurance Segment — Quarterly Results

(in US$ millions except for percentages)	Q2 2011	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q1 2010
Gross written premiums	$294.2	$234.2	$260.0	$179.8	$262.1	$212.7
Net written premiums	268.8	121.2	246.7	147.4	259.7	118.8
Gross earned premiums	234.1	224.0	246.5	225.4	220.8	215.2
Net earned premiums	191.8	180.4	207.6	184.2	188.7	176.6
Net losses and loss adjustment expenses	120.1	118.8	160.6	142.3	130.3	122.0
Policy acquisition expenses	37.6	32.0	31.8	31.7	30.5	32.1
General and administrative expenses	29.2	29.2	33.5	23.6	21.9	20.4

Underwriting income/(loss)	$4.9	$0.4	$(18.3)	$(13.4)	$6.0	$2.1

Ratios
Loss ratio	62.6%	65.9%	77.4%	77.3%	69.1%	69.1%
Policy acquisition expense ratio	19.6%	17.7%	15.3%	17.2%	16.2%	18.2%
General and administrative expense ratio	15.2%	16.2%	16.1%	12.8%	11.6%	11.6%
Expense ratio	34.8%	33.9%	31.4%	30.0%	27.8%	29.8%
Combined ratio	97.4%	99.8%	108.8%	107.3%	96.9%	98.9%

ASPEN INSURANCE HOLDINGS LIMITED

Written and Earned Premiums by Segment and Line of Business

(in US$ millions)	Q2 2011	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q1 2010
Gross Written Premium
Reinsurance
Property Catastrophe Reinsurance	$93.0	$151.0	$4.2	$51.3	$91.2	$146.2
Other Property Reinsurance	70.9	64.8	48.2	66.3	80.7	73.7
Casualty Reinsurance	44.6	138.6	44.5	70.0	51.5	174.5
Specialty Reinsurance	79.5	82.7	55.9	48.4	59.9	95.7

Total Reinsurance	$288.0	$437.1	$152.8	$236.0	$283.3	$490.1

Insurance
Property Insurance	$73.6	$38.6	$28.7	$37.0	$69.3	$36.7
Casualty Insurance	32.9	19.6	42.7	23.6	44.7	37.2
Marine, Energy and Transportation Insurance	130.3	123.8	136.3	70.1	118.1	110.6
Financial and Professional Lines Insurance	57.4	52.2	52.3	49.1	30.0	28.2

Total Insurance	$294.2	$234.2	$260.0	$179.8	$262.1	$212.7

Total Gross Written Premiums	$582.2	$671.3	$412.8	$415.8	$545.4	$702.8

Net Written Premium
Reinsurance
Property Catastrophe Reinsurance	$69.6	$116.1	$3.9	$45.4	$88.1	$130.9
Other Property Reinsurance	63.5	53.3	46.1	65.3	79.6	65.5
Casualty Reinsurance	44.3	136.4	44.5	70.0	51.3	169.6
Specialty Reinsurance	79.5	82.6	54.0	48.9	60.1	95.3

Total Reinsurance	$256.9	$388.4	$148.5	$229.6	$279.1	$461.3

Insurance
Property Insurance	$65.2	$1.6	$25.3	$30.7	$62.4	$14.9
Casualty Insurance	24.9	10.5	36.4	20.6	41.7	27.4
Marine, Energy and Transportation Insurance	121.5	98.8	136.0	57.5	130.8	70.3
Financial and Professional Lines Insurance	57.2	10.3	49.0	38.6	24.8	6.2

Total Insurance	$268.8	$121.2	$246.7	$147.4	$259.7	$118.8

Total Net Written Premiums	$525.7	$509.6	$395.2	$377.0	$538.8	$580.1

Net Earned Premium
Reinsurance
Property Catastrophe Reinsurance	$58.5	$71.6	$63.1	$66.5	$66.2	$70.6
Other Property Reinsurance	57.0	60.1	63.0	61.0	67.8	63.5
Casualty Reinsurance	75.7	82.4	90.0	84.8	90.3	89.0
Specialty Reinsurance	76.8	57.9	76.0	55.2	66.9	67.9

Total Reinsurance	$268.0	$272.0	$292.1	$267.5	$291.2	$291.0

Insurance
Property Insurance	$29.1	$28.2	$31.0	$33.2	$30.1	$25.8
Casualty Insurance	26.5	25.4	26.7	24.9	39.8	38.9
Marine, Energy and Transportation Insurance	99.2	93.3	124.3	94.6	97.4	94.3
Financial and Professional Lines Insurance	37.0	33.5	25.6	31.5	21.4	17.6

Total Insurance	$191.8	$180.4	$207.6	$184.2	$188.7	$176.6

Total Net Earned Premiums	$459.8	$452.4	$499.7	$451.7	$479.9	$467.6

ASPEN INSURANCE HOLDINGS LIMITED

Accident Year Loss Ratios

	Three Months Ended June 30, 2011			Three Months Ended June 30, 2010
	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total
Before Accident Year Adjustment
Loss ratio	77.0%	62.6%	71.0%	50.3%	69.1%	57.7%
Policy acquisition expense ratio	18.3%	19.6%	18.9%	16.2%	16.2%	16.2%
General and administrative expense ratio (1)	9.9%	15.2%	15.1%	10.3%	11.6%	13.0%
Expense ratio	28.2%	34.8%	34.0%	26.5%	27.8%	29.2%

Combined ratio	105.2%	97.4%	105.0%	76.8%	96.9%	86.9%

Accident Year Adjustment
Loss ratio	10.6%	2.4%	7.1%	5.7%	(5.2)%	1.5%
Policy acquisition expense ratio	(0.3)%	—	(0.1)%	0.9%	—	0.5%
General and administrative expense ratio (1)	0.1%	(0.3)%	—	0.4%	(0.1)%	0.2%
Expense ratio	(0.2)%	(0.3)%	(0.1)%	1.3%	(0.1)%	0.7%

Combined ratio	10.4%	2.1%	7.0%	7.0%	(5.3)%	2.2%

Accident Year Ratios
Current accident year loss ratio	87.6%	65.0%	78.1%	56.0%	63.9%	59.2%
Policy acquisition expense ratio	18.0%	19.6%	18.8%	17.1%	16.2%	16.7%
General and administrative expense ratio (1)	10.0%	14.9%	15.1%	10.7%	11.5%	13.2%
Expense ratio	28.0%	34.5%	33.9%	27.8%	27.7%	29.9%

Combined ratio	115.6%	99.5%	112.0%	83.8%	91.6%	89.1%

(1)	The total group general and administrative expense ratio includes the impact from corporate expenses.

ASPEN INSURANCE HOLDINGS LIMITED

Accident Year Loss Ratios

	Six Months Ended June 30, 2011			Six Months Ended June 30, 2010
	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total
Before Accident Year Adjustment
Loss ratio	114.1%	64.2%	93.8%	69.3%	69.1%	69.2%
Policy acquisition expense ratio	18.2%	18.7%	18.4%	17.1%	17.1%	17.1%
General and administrative expense ratio (1)	9.4%	15.7%	14.4%	9.0%	11.6%	12.1%
Expense ratio	27.6%	34.4%	32.8%	26.1%	28.7%	29.2%

Combined ratio	141.7%	98.6%	126.6%	95.4%	97.8%	98.4%

Accident Year Adjustment
Loss ratio	9.6%	1.9%	6.3%	6.6%	(2.5)%	3.1%
Policy acquisition expense ratio	(0.8)%	—	(0.4)%	—	—	—
General and administrative expense ratio (1)	0.1%	(0.1)%	—	0.3%	0.1%	0.2%
Expense ratio	(0.7)%	(0.1)%	(0.4)%	0.3%	0.1%	0.2%

Combined ratio	8.9%	1.8%	5.9%	6.9%	(2.4)%	3.3%

Accident Year Ratios
Current accident year loss ratio	123.7%	66.1%	100.1%	75.9%	66.6%	72.3%
Policy acquisition expense ratio	17.4%	18.7%	18.0%	17.1%	17.1%	17.1%
General and administrative expense ratio (1)	9.5%	15.6%	14.4%	9.3%	11.7%	12.3%
Expense ratio	26.9%	34.3%	32.4%	26.4%	28.8%	29.4%

Combined ratio	150.6%	100.4%	132.5%	102.3%	95.4%	101.7%

(1)	The total group general and administrative expense ratio includes the impact from corporate expenses.

ASPEN INSURANCE HOLDINGS LIMITED

Consolidated Statements of Changes in Shareholders’ Equity

	Six Months Ended June 30,
(in US$ millions)	2011	2010
Ordinary shares
Beginning and end of period	$0.1	$0.1

Preference shares
Beginning and end of period	—	—

Non-Controlling Interest
Beginning of period	0.5	—
Change in non-controlling interest for the period	(0.4)	—

End of period	0.1	—

Additional paid-in capital
Beginning of period	1,388.3	1,763.0
New shares issued	0.5	—
Ordinary shares repurchased	(1.7)	(200.0)
Share-based compensation	1.1	3.2

End of period	1,388.2	1,566.2

Retained earnings
Beginning of period	1,528.7	1,285.0
Net (loss)/income for the period	(141.5)	127.2
Dividends paid on ordinary and preference shares	(32.6)	(34.9)
Proportion of net loss/(income) due to non-controlling interest	0.4	—

End of period	1,355.0	1,377.3

Accumulated other comprehensive income:
Cumulative foreign currency translation adjustments, net of taxes:
Beginning of period	113.4	103.4
Change for the period	17.7	3.1

End of period	131.1	106.5

Loss on derivatives:
Beginning of period	(1.0)	(1.2)
Reclassification to interest payable	0.1	—

End of period	(0.9)	(1.2)

Unrealized appreciation/(depreciation) on investments, net of taxes:
Beginning of period	211.9	155.1
Change for the period	19.1	99.9

End of period	231.0	255.0

Total accumulated other comprehensive income	361.2	360.3

Total shareholders’ equity	$3,104.6	$3,303.9

ASPEN INSURANCE HOLDINGS LIMITED

Consolidated Statements of Comprehensive Income

	Three Months Ended June 30,		Six Months Ended June 30,
(in US$ millions)	2011	2010	2011	2010
Net income/(loss)	$10.2	$108.9	$(141.5)	$127.2

Other comprehensive income/(loss), net of taxes:
Available for sale investments:
Reclassification adjustment for net realized (gains)/losses included in net income	(1.4)	0.2	(8.4)	(8.4)
Change in net unrealized gains and losses on available for sale securities held	49.0	77.7	27.5	108.3
Loss on derivatives reclassified to interest expense	—	—	0.1	—
Change in foreign currency translation adjustment	12.1	(6.9)	17.7	3.1

Other comprehensive income	59.7	71.0	36.9	103.0

Comprehensive income/(loss)	$69.9	$179.9	$(104.6)	$230.2

ASPEN INSURANCE HOLDINGS LIMITED

Condensed Consolidated Statements of Cash Flows

	Three Months Ended June 30,		Six Months Ended June 30,
(in US$ millions)	2011	2010	2011	2010
Net cash from/(used in) operating activities	$39.3	$145.1	$194.0	$247.9
Net cash from/(used in) investing activities	(65.0)	(107.7)	(279.8)	(34.0)
Net cash from/(used in) financing activities	(16.3)	(17.4)	(33.8)	(234.9)
Effect of exchange rate movements on cash and cash equivalents	(0.8)	4.7	14.6	(1.3)

(Decrease)/increase in cash and cash equivalents	(42.8)	24.7	(105.0)	(22.3)
Cash at beginning of period	1,116.9	701.4	1,179.1	748.4

Cash at end of period	$1,074.1	$726.1	$1,074.1	$726.1

ASPEN INSURANCE HOLDINGS LIMITED

Reserves for Losses and Loss Adjustment Expenses

	For the Six Months Ended June 30, 2011	For the Twelve Months Ended December 31, 2010
(in US$ millions)
Provision for losses and loss adjustment expenses at the start of the period	$3,820.5	$3,331.1
Reinsurance recoverables	(279.9)	(321.5)

Net loss and loss adjustment expenses at the start of the period	3,540.6	3,009.6

Net loss and loss adjustment expenses disposed	(10.9)	(35.5)

Provision for losses and loss adjustment expenses for claims incurred
Current period	910.0	1,270.1
Prior period release	(54.7)	(21.4)

Total incurred	855.3	1,248.7

Losses and loss adjustment expenses payments for claims incurred	(421.5)	(666.8)

Foreign exchange losses/(gains)	68.9	(15.4)

Net loss and loss adjustment expenses reserves at the end of the period	4,032.4	3,540.6
Reinsurance recoverables on unpaid losses at the end of the period	359.3	279.9

Gross loss and loss adjustment expenses reserves at the end of the period	$4,391.7	$3,820.5

ASPEN INSURANCE HOLDINGS LIMITED

Reserves by Operating Segment

	As At June 30, 2011			As At December 31, 2010
(in US$ millions)	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net
Reinsurance	$2,838.6	$(115.8)	$2,722.8	$2,343.8	$(60.7)	$2,283.1
Insurance	1,553.1	(243.5)	1,309.6	1,476.7	(219.2)	1,257.5

Total losses and loss adjustment expense reserves	$4,391.7	$(359.3)	$4,032.4	$3,820.5	$(279.9)	$3,540.6

ASPEN INSURANCE HOLDINGS LIMITED

Prior Year Reserve Releases

(in US$ millions)	Three Months Ended June 30, 2011			Three Months Ended June 30, 2010
	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net
Reinsurance	$24.3	$1.0	$25.3	$8.3	$2.8	$11.1
Insurance	(5.9)	13.4	7.5	(5.5)	(3.5)	(9.0)

Release in reserves for prior years during the period	$18.4	$14.4	$32.8	$2.8	$(0.7)	$2.1

	Six Months Ended June 30, 2011			Six Months Ended June 30, 2010
	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net
Reinsurance	$46.0	$0.1	$46.1	$23.4	$2.8	$26.2
Insurance	(15.5)	24.1	8.6	(9.7)	(1.5)	(11.2)

Release in reserves for prior years during the period	$30.5	$24.2	$54.7	$13.7	$1.3	$15.0

ASPEN INSURANCE HOLDINGS LIMITED

Ratings of Reinsurers

(in US$ millions except for percentages)
	As at June 30, 2011		As at December 31, 2010
S&P
AA+	$8.6	2.4%	$7.5	2.7%
AA-	81.8	22.8%	73.4	26.2%
A+	149.0	41.4%	133.0	47.5%
A	15.2	4.2%	12.9	4.6%
A-	22.9	6.4%	11.3	4.1%
BBB+	2.5	0.7%	2.5	0.9%
BBB	—	—	0.6	0.2%
Fully collateralized	48.0	13.4%	—	—
Not rated	31.3	8.7%	38.7	13.8%

	$359.3	100.0%	$279.9	100.0%

A.M. Best
A++	$8.6	2.4%	$7.5	2.7%
A+	81.6	22.7%	74.0	26.4%
A	194.9	54.2%	173.5	62.0%
A-	18.3	5.1%	15.7	5.6%
F (1)	0.6	0.2%	0.7	0.3%
Fully collateralized	48.0	13.4%	—	—
Not rated	7.3	2.0%	8.5	3.0%

	$359.3	100.0%	$279.9	100.0%

1.	The A.M. Best rating of “F” denotes liquidation. We have not reduced the carrying value of the recoverable from this particular reinsurer as a trust account exists to replace the potentially insufficient reserves.

ASPEN INSURANCE HOLDINGS LIMITED

Consolidated Investment Portfolio

	As At June 30, 2011
(in US$ millions except for percentages)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Market Value	As At June 30, 2011	As At March 31, 2011	As At December 31, 2010	As At September 30, 2010	As At June 30, 2010
Marketable Securities — Available For Sale
U.S. government securities	$751.5	$27.2	$(1.3)	$777.4	10.4%	10.6%	9.9%	10.9%	10.4%
U.S. agency securities	261.7	21.6	—	283.3	3.8%	3.9%	4.1%	4.7%	5.0%
Municipal securities	30.4	0.6	(0.2)	30.8	0.4%	0.3%	0.4%	0.5%	0.5%
Corporate securities	1,883.1	111.3	(1.8)	1,992.6	26.5%	26.4%	27.0%	28.1%	28.4%
Foreign government securities	727.2	17.9	(0.4)	744.7	9.9%	9.7%	8.4%	8.2%	7.9%
Asset-backed securities	55.6	4.8	—	60.4	0.8%	0.8%	0.8%	1.0%	1.1%
FDIC Guaranteed	110.6	1.2	—	111.8	1.5%	1.6%	1.7%	1.9%	2.0%
Bonds backed by foreign government	188.5	5.0	—	193.5	2.6%	3.0%	3.1%	3.3%	3.4%
Mortgage-backed securities	1,329.8	67.4	(1.6)	1,395.6	18.6%	17.9%	17.8%	17.9%	19.7%

Total fixed income maturities	5,338.4	257.0	(5.3)	5,590.1	74.5%	74.2%	73.2%	76.5%	78.4%
Short-term investments	200.2	—	—	200.2	2.7%	2.4%	3.9%	4.1%	4.4%
Equity securities	171.7	9.9	(3.5)	178.1	2.4%	2.3%	—	—	—

Total Available For Sale	$5,710.3	$266.9	$(8.8)	$5,968.4	79.6%	78.9%	77.1%	80.6%	82.8%

Marketable Securities — Trading
U.S. government securities	$6.1	—	$(0.1)	$6.0	0.1%	0.1%	0.7%	0.6%	0.4%
U.S. agency securities	1.5	0.1	—	1.6	—	—	—	—	—
Municipal securities	2.8	0.1	—	2.9	—	—	0.1%	—	—
Corporate securities	339.7	17.7	(0.6)	356.8	4.7%	4.6%	4.6%	4.8%	4.8%
Foreign government securities	9.2	0.5	—	9.7	0.1%	0.1%	0.1%	0.1%	0.1%
Asset-backed securities	5.7	—	—	5.7	0.1%	0.1%	0.1%	0.1%	0.1%

Total fixed income maturities	365.0	18.4	(0.7)	382.7	5.0%	4.9%	5.6%	5.6%	5.4%
Short-term investments	2.6	—	—	2.6	—	0.1%	0.1%	—	—

Total Trading	$367.6	$18.4	$(0.7)	$385.3	5.0%	5.0%	5.7%	5.6%	5.4%

Other investments				$30.0	0.4%	0.4%	0.4%	0.4%	0.4%

Cash				1,074.1	14.3%	15.0%	16.1%	12.6%	10.6%
Accrued interest				54.2	0.7%	0.7%	0.7%	0.8%	0.8%

Total Cash and Accrued Interest				$1,128.3	15.0%	15.7%	16.8%	13.4%	11.4%

Total Cash and Investments				$7,512.0	100.0%	100.0%	100.0%	100.0%	100.0%

ASPEN INSURANCE HOLDINGS LIMITED

Consolidated Investment Portfolio

(in US$ millions)	As At June 30, 2011		As At December 31, 2010
Maturity of Available For Sale Portfolio	Amortized Cost	Fair Market Value	Amortized Cost	Fair Market Value
Due in one year or less	$632.8	$640.3	$337.7	$343.8
Due after one year through five years	2,151.6	2,253.2	2,236.3	2,330.9
Due after five years through ten years	1,119.8	1,188.7	1,146.6	1,222.2
Due after ten years	48.8	51.9	100.1	104.1

Subtotal	3,953.0	4,134.1	3,820.7	4,001.0
Non-agency commercial mortgage-backed securities	98.8	107.2	119.7	128.1
Agency mortgage-backed securities	1,231.0	1,288.4	1,126.4	1,172.5
Other asset-backed securities	55.6	60.4	54.0	58.8

Total	$5,338.4	$5,590.1	$5,120.8	$5,360.4

ASPEN INSURANCE HOLDINGS LIMITED

Investment Analysis

(in US$ millions except for percentages)	Q2 2011	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q1 2010
Net investment income from fixed income investments and cash	$55.6	$55.3	$57.0	$58.1	$57.5	$59.4
Net investment income from equity securities	3.0	0.2	—	—	—	—

Net investment income	58.6	55.5	57.0	58.1	57.5	59.4
Net realized investment gains (1)	9.8	8.4	10.5	22.1	5.7	12.6
Other-than-temporary impairment charges	—	—	—	—	—	(0.3)
Change in unrealized gains/(losses) on investments (gross of tax)	52.1	(33.6)	(122.1)	68.3	82.4	25.3

Total return on investments	$120.5	$30.3	$(54.6)	$148.5	$145.6	$97.0

Portfolio Characteristics
Fixed income portfolio book yield	3.64%	3.65%	3.70%	3.91%	4.05%	4.23%
Fixed income portfolio duration	3.1 years	3.2 years	3.3 years	3.1 years	3.0 years	3.3 years

1.	Excludes the net realized and unrealized gains/(losses) from the interest-rate swaps.

ASPEN INSURANCE HOLDINGS LIMITED

Book Value Per Ordinary Share

(in US$ millions except for number of shares and per share amounts)	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010
Net assets	$3,104.6	$3,051.0	$3,241.9	$3,440.7	$3,303.9
Less: Preference shares	(353.6)	(353.6)	(353.6)	(353.6)	(353.6)

Total	$2,751.0	$2,697.4	$2,888.3	$3,087.1	$2,950.3

Ordinary shares outstanding (in millions)	70.833	70.731	70.508	76.642	76.701

Ordinary shares and dilutive potential ordinary shares (in millions)	73.492	73.599	74.253	80.765	79.831

Book value per ordinary share	$38.84	$38.14	$40.96	$40.28	$38.46

Diluted book value per ordinary share (treasury stock method)	$37.43	$36.65	$38.90	$38.22	$36.96

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to purchase the Company’s ordinary shares at the average market price during the period of calculation.

ASPEN INSURANCE HOLDINGS LIMITED

Diluted Share Analysis

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Weighted average ordinary shares outstanding (millions)
Basic	70.792	77.289	70.673	77.342
Dilutive share equivalents:
Employee options	0.691	0.805	—	0.875
Options issued to Appleby Trust (Bermuda) Limited (Names Trust)	0.119	0.430	—	0.446
Performance shares	1.617	1.943	—	1.796
Restricted share units	0.350	0.260	—	0.247
PIERS*	—	—	—	—

Weighted average diluted shares outstanding	73.569	80.727	70.673	80.706

The basic and diluted number of ordinary shares for the six months ended June 30, 2011 are the same, as the inclusion of dilutive securities in a loss-making period would be anti-dilutive.

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to purchase the Company’s ordinary shares at the average market price during the period of calculation.

* Preferred Income Equity Replacement Securities (PIERS)

ASPEN INSURANCE HOLDINGS LIMITED

Operating Income/(Loss) Reconciliation

Net income/(loss) is adjusted to exclude after-tax change in net foreign exchange gains and losses, realized gains and losses in investments.

	Three Months Ended		Six Months Ended
	June 30, 2011	June 30, 2010	June 30, 2011	June 30, 2010
(in US$ millions except where stated)
Net income/(loss) as reported	$10.2	$108.9	$(141.5)	$127.2
Preference share dividends	(5.7)	(5.7)	(11.4)	(11.4)

Net income/(loss) available to ordinary shareholders	4.5	103.2	(152.9)	115.8
Add (deduct) after tax income:
Net foreign exchange losses/(gains)	4.8	1.3	3.0	0.3
Net realized losses/(gains) on investments	16.9	(5.2)	9.8	(16.4)

Operating income/(loss) after tax available to ordinary shareholders	26.2	99.3	(140.1)	99.7
Tax on operating income	2.9	13.0	(16.1)	13.4

Operating income/(loss) before tax available to ordinary shareholders	$29.1	$112.3	$(156.2)	$113.1

Weighted average ordinary shares outstanding (millions)
Basic	70.792	77.289	70.673	77.342
Dilutive share equivalents:
Employee options	0.691	0.805	—	0.875
Options issued to Appleby Trust (Bermuda) Limited (Names Trust)	0.119	0.430	—	0.446
Performance shares	1.617	1.943	—	1.796
Restricted share units	0.350	0.260	—	0.247
PIERS*	—	—	—	—

Weighted average diluted shares outstanding	73.569	80.727	70.673	80.706

Basic earnings per ordinary share
Net (loss)/income adjusted for preference share dividend	$0.06	$1.34	$(2.16)	$1.50
Add (deduct) after tax income:
Net foreign exchange losses/(gains)	0.07	0.02	0.04	0.01
Net realized losses/(gains) on investments	0.24	(0.07)	0.14	(0.21)

Operating income/(loss) adjusted for preference shares dividend	$0.37	$1.29	$(1.98)	$1.30

Diluted earnings per ordinary share
Net income/(loss) adjusted for preference share dividend	$0.06	$1.28	$(2.16)	$1.43
Add (deduct) after tax income:
Net foreign exchange losses/(gains)	0.07	0.02	0.04	0.01
Net realized losses/(gains) on investments	0.23	(0.07)	0.14	(0.20)

Operating income/(loss) adjusted for preference shares dividend	$0.36	$1.23	$(1.98)	$1.24

The basic and diluted number of ordinary shares for the six months ended June 30, 2011 are the same, as the inclusion of dilutive securities in a loss-making period would be anti-dilutive.

*	Preferred Income Equity Replacement Securities (PIERS)